Lazard
Retirement Series
Annual Report
December 31, 1997

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LAZARD RETIREMENT SERIES, INC.



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BOARD OF DIRECTORS
--------------------------
JOHN J. BURKE                RETIRED VICE CHAIRMAN, MONTANA POWER COMPANY
KENNETH S. DAVIDSON          PRIVATE INVESTOR
NORMAN EIG                   VICE CHAIRMAN, LAZARD FRERES & CO. LLC
CARL FRISCHLING              PARTNER, KRAMER, LEVIN, NAFTALIS, NESSEN,
                             KAMIN & FRANKEL
HERBERT W. GULLQUIST         VICE CHAIRMAN, LAZARD FRERES & CO. LLC
WILLIAM KATZ                 PRESIDENT, BBDO NEW YORK
LESTER Z. LIEBERMAN          PRIVATE INVESTOR
RICHARD REISS                CHAIRMAN, GEORGICA ADVISORS
JOHN RUTLEDGE                PRESIDENT, RUTLEDGE AND COMPANY
OFFICERS
--------------------------
NORMAN EIG                   CHAIRMAN OF THE BOARD
HERBERT W. GULLQUIST         PRESIDENT
WILLIAM G. BUTTERLY, III     VICE PRESIDENT AND SECRETARY
GUS COUTSOUROS               TREASURER




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LAZARD RETIREMENT SERIES, INC.





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TABLE OF CONTENTS
Overview  .............................................    2
Growth Charts   .......................................    8
Performance Table  ....................................    9
Portfolio of Investments
   Lazard Retirement Small Cap Portfolio   ............   10
   Lazard Retirement Emerging Markets Portfolio  ......   13
   Notes to Portfolios of Investments   ...............   16
Statements of
   Assets and Liabilities   ...........................   17
   Operations   .......................................   18
   Changes in Net Assets ..............................   19
Financial Highlights  .................................   20
Notes to Financial Highlights  ........................   22
Notes to Financial Statements  ........................   23
Report of Independent Auditors ........................   27


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LAZARD RETIREMENT SERIES, INC.

OVERVIEW
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World markets in the fourth quarter of 1997 were overshadowed by the unfolding drama of currency devaluations, corporate bankruptcies and subsequent market plunges across Asia during the fourth quarter. The degree to which this snowballing financial crisis unsettled world markets illustrates just how integrated markets have become. Just as in the 1920's, when a wave of currency crises and devaluations surprised investors and damaged world financial systems before the Great Depression, few expected the devaluation of the Thai baht last July to trigger a chain reaction of market corrections around the world.

Will these events lead to a global economic crisis, as they did in both the 1920's and in the mid 1970's after the oil shock? Or will they amount, as they did after the 1987 crash, to little more than a temporary set-back? No one knows for sure. However, three key factors will play a significant role in determining the vigor of world markets over the next few years: the extent to which free market reforms are embraced by Asian markets; the success of the European Monetary Union; and the degree to which global consolidation can maintain top-line growth, particularly in the U.S.


FREE MARKET REFORM--SILVER LINING FOR ASIA

Southeast Asian currency devaluations spread last summer from Thailand to Malaysia, Singapore, Indonesia and the Philippines, unnerving investors. But world markets were not shaken dramatically until Hong Kong's Hang Seng Index, regarded as relatively immune to the mounting turmoil, plunged in October over fears the territory would be forced to suspend its currency's longtime peg to the U.S. dollar.

The subsequent impact across other parts of Asia was dramatic: South Korea, a late victim of the turmoil, has since fallen into an economic collapse from its enviable position as the 11th largest world economy. Massive devaluation of the won is blamed. Sweeping changes that the IMF seeks to impose on South Korea in return for its record $57 billion bailout require painful restructuring. These include providing tougher supervision and accountability in its financial sector, allowing greater foreign ownership of its companies and banks, eliminating restrictions on foreign borrowing by Korean companies and reducing government subsidization of mammoth industrial conglomerates called CHAEBOLS. These debt-laden, low profit oligopolies have relied for decades on government protection and assistance, not on the competitive forces of a free economy. Not surprisingly, such reforms are politically unpopular, threatening massive job losses, further bankruptcies, and a possible recession.

Equally harsh financial reforms are also being prescribed by the IMF and by western investors as necessary medicine to cure some of Japan's recent ills. These range from severe devaluation of the yen to a credit crunch and a crisis at banks, plagued by bad loans and shrunken asset values. Corrective steps would include the use of public money to bail out depositors in failed financial institutions; an unforgiving govern-



2


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LAZARD RETIREMENT SERIES, INC.


OVERVIEW (CONTINUED)
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ment policy of letting managements and shareholders pay the price for their mistakes; and immediate disclosure about each institution's financial condition. While the government has verbally embraced a "Big Bang" plan to liberalize financial markets, some of its actions lately have appeared to contradict these principles. Over the short-term, harsh reforms might destabilize weak banks and, indeed, the entire economy.

Even corporate Japan has responded inconsistently to accelerating global competition. Over the past two years, the Japanese equity market has become polarized: exporters, forced to change to compete with global peers, have prospered, while most domestic companies in regulated industries have languished.

As the impact of Southeast Asian turmoil unfolds, true financial reform and market-savvy corporations will become even more critical in protecting Japan's fledgling recovery. In addition to its financial crisis, this export-dependent nation now faces intense competition from neighboring countries where currencies have plunged and demand has slackened. Waves of Japanese investment in Southeast Asia over this decade may lead to additional defaults.

The unprecedented loss of wealth in Asia over the past six months, combined with indiscriminate selling, afforded investors an unusual opportunity to buy companies for a fraction of their true value. On a price to cash flow basis, Emerging Markets, as defined by MSCI's Emerging Markets Free Index, are now valued at just 70% of average world valuation. According to MSCI and Lazard Asset Management, Japanese equities, which were valued at twice the average world valuation in 1990, have plunged to around 80%. However, while these valuations overall are now more attractive, identifying those companies that will emerge winners and avoiding value traps will require intense scrutiny of corporate balance sheets, replacement values and currency exposure. Because economic reforms and corporate restructuring are proceeding at very different paces across Asia, bottom-up stock picking in these markets will become more critical.



SUCCESSFUL MONETARY UNION--AMONG EUROPE'S HIGHEST HOPES
Europe is well ahead of much of Asia in embracing free market standards of minimal government intervention, shareholder activism and stringent financial and accounting standards. Additionally, aggressive consolidation is becoming more common there. On one October day alone, a handful of takeovers, heavily concentrated in the financial services sector, was announced across Europe.
Last year's Thyssen-Krupp Hoesch merger (steel), the Grand Metropolitan-Guinness combination (spirits) and the B.A.T. Industries Zurich Insurance alliance (finance) were driven, to a large degree, by a quest for pan-European clout as global competition intensifies. Why is this trend quickening now? The imminent launch of the European Monetary Union (EMU) and its common currency, booming stock prices to fund takeovers, Europe's discovery of




                                                                               3



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LAZARD RETIREMENT SERIES, INC.


OVERVIEW (CONTINUED)
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shareholder value and low interest rates are among the key reasons.

If EMU succeeds, Europe will gain real economic clout. It will become a highly-integrated market of almost 300 million consumers where business will be carried out in one currency as easily as between California and New York. However, to achieve this lofty end, individual countries will have to surrender control to an independent European Central Bank over issues like foreign trade, expansion of the money supply and even government spending.

The opportunities-and risks-for investors loom large. Since a single currency will make costs easier to compare, manufacturers will have to smooth out current pricing disparities between goods in different countries. Countries with lower tax rates may gain business, while those with higher rates may lose. Interest rates will converge across Europe, creating winners and losers. In addition, consolidation is likely to accelerate, as economic borders melt away. True to the tenets of the free market, not all companies will survive this huge transition. And even the "winners" may not succeed immediately.

To compound these risks, as most of Western Europe struggles to meet the stringent standards demanded for inclusion in the EMU next year, any reduction in exports to Asia, limited though they currently are, could destabilize more delicate companies. As in the unstable markets of Asia these days, the imminent transformation of Europe will demand that investors pay particular attention to corporate accounting, cash flow, emerging competition and other details often ignored in top-down investing.




MOST U.S. FUNDAMENTALS REMAIN VIGOROUS

While the long-term consequences of the Asian turmoil on the U.S. are uncertain, the impact last year was limited. Despite sharp market drops and heightened volatility last quarter, the S&P 500 still generated a total return of over 33% last year, its 11th best in the S&P's 72-year history. In fact, never before the thirty-six months through December 1997 has the S&P recorded a 125% return over three years. Strong corporate profits over this period contributed heavily to this stellar performance.

Another reason has been the accelerating decline in nominal long-term interest rates: the yield on a 30-year Treasury bond, is currently well below 6%. As fixed-income investors know well, a 100 basis point decline in rates from 7% represents a significantly bigger percentage decline than 100 basis point drop from 8%.

Rates falling off a low base disproportionately benefit share prices, which are often calculated based on the discounted present value of future cash flows has recently reached the lowest rate for long-term government bonds since 1977.

Lower rates prompt consumers and companies to refinance, saving millions of dollars of interest expense annually. Equally as important, they bring U.S. stock valuations down to more reasonable levels.



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LAZARD RETIREMENT SERIES, INC.


OVERVIEW (CONTINUED)
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Fed Chairman Alan Greenspan suggested that the late October market sell-off might prove to be a "salutary event" for the U.S. economy, adding that "the existing economic expansion . . . is about as solid as any I have seen." Indeed, productivity, a measure of America's standard of living, rose to a 4.5% annual rate in the third quarter after remaining dormant at just over 1% for the last 20 years. Consumer prices posted their slowest growth rate in nearly 12 years in November, even while the jobless rate fell to its lowest level in 24 years and consumer confidence hit a 28-year high in December.

Inflation-adjusted U.S. GDP is forecast by many economists at 2.5% for this year, with 0.5% having been shaved off due to the Asian crisis. But had the Asian predicament not occurred, there is little doubt that the Fed may have raised interest rates to prevent over-heating in the economy, which has been expanding now for 7 years, the third-longest stretch in history. The rate increase could have had a more significant economic impact than repercussions from troubled Asian nations: only 11% of U.S. GDP comes from exports and only about a tenth of U.S. exports go to these countries.



CONSOLIDATION--DRIVER OF THE TOP LINE

Despite these seemingly rosy economic underpinnings, warning signs are mounting that the U.S. economy and the growth of corporate profits may slow down in 1998. Flagging Asian demand may penalize corporate earnings and depress price flexibility even further. However, Lazard does not believe that the U.S. will be flooded by cheap Asian imports, as inflation will rapidly negate the cost-competitiveness of falling currencies and many Asian countries' exports depend, in turn, on the import of components from countries with stronger currencies. U.S. lenders to Asia, exporters of heavy capital goods and many high tech companies are expected to suffer, some have cut earnings estimates. Ford recently announced it was considering building its vehicles in Japan both for sale and for export, reflecting a dramatic reversal in its ability to compete against Japan's weakened yen.

But Asia and the strong dollar cannot be blamed, as they often are lately, for the majority of corporate setbacks. Equally damaging is pricing power paralysis, caused by low inflation and global overcapacity in many industries. Indeed, the bond rally early in the new year followed recent comments by Alan Greenspan that heightened fears of deflationary pressures in the U.S. Slowing demand by debt-burdened Americans, mounting wage pressures and the maturing of the corporate restructuring process are other economic soft spots.

The benefits of corporate restructuring broadly encompasses cost-cutting, corporate downsizing, the sale of weak or non-core assets, and outsourcing have been largely absorbed in the U.S. Some companies, including R.J.R. Nabisco and General Motors, continue to pursue significant restructuring in their overseas operations. The sustained health of American corporations will depend increasingly on revitalized initiatives to stimulate top-line growth. To this end, U.S. merger & acquisition activity is currently sweeping across



                                                                               5


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LAZARD RETIREMENT SERIES, INC.


OVERVIEW (CONTINUED)
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industries as varied as financial services, energy refining and marketing, specialty chemicals and utilities. Focused consolidation, in such companies as Knight Ridder, Compaq Computer and Fleet Financial Group, is being pursued to help companies secure market leadership in core competencies and expand their revenue streams.



Top-line growth from consolidation can also help alleviate declining commissions and underwriting fees in investment banking. It can determine who wins or loses in the competitive world of utility deregulation. It can raise new revenues and reduce volatility in current ones. And it can provide econo-mies of scale, as margin pressure intensifies throughout Corporate America.



SHORT-TERM PAIN FOR LONG-TERM GAIN

The United States is in the forefront of the current global wave of consolidation; it is also unusual in the extent to which it relies for capital on unforgiving financial markets, rather than banks. According to a recent World Bank study, total bank loans in the U.S. represent about half of the country's GDP, compared to 150% in Japan and 170% in Germany. The U.S. bond market, by contrast, totals 110% of annual U.S. output, compared to only 75% in Japan and half of Korea's GDP. The rigorous standards imposed by financial markets may have helped propel the longest bull run in U.S. history. It is likely that outside the U.S., global financial markets will increasingly dictate who gets capital funding-and survives-and who doesn't. In order to get this capital funding, Asians may have to swallow politically unpopular but therapeutic medicine to cure years of lax financial standards.

The current financial crisis could ultimately leave Asian economies in better shape. To survive, they will be forced to dismantle elements of dysfunctional and non-competitive systems. Given the integration of global markets these days, such reforms, if combined with top-line invigoration across corporate America and the success of the monetary union across a restructured Europe, would bode well for world markets in the long-term. However, over the shorter term, investor uncertainty and continued market volatility are likely to dominate.



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LAZARD RETIREMENT SERIES, INC.

GROWTH CHARTS
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LAZARD RETIREMENT SMALL CAP PORTFOLIO
The Lazard Retirement Small Cap Portfolio seeks capital appreciation through investing primarily in equity securities of companies with market capitalizations in the range of companies represented in the Russell 2000 Index that the Investment Manager considers to be inexpensively priced relative to the return on total capital or equity.


             COMPARISON OF $10,000 INVESTMENT IN LAZARD RETIREMENT
              SMALL CAP PORTFOLIO AND THE RUSSELL 2000 STOCK INDEX


[The following table represents a line graph in the printed report]


                                  LRSCP      Russell 2000
                                  -----      ------------
                     11-4-97      10000          10000
                     Nov-97        9720           9935
                     Dec-97        9856.08       10108.86




LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

The Lazard Retirement Emerging Markets Portfolio seeks long-term capital appreciation through investing primarily in equity securities of non-United States issuers who are located, or doing significant business, in emerging market countries. Emerging market countries include countries where political and economic trends have recently produced, or are producing, a more stable economy, or countries that have recently developed, or are developing, financial markets and investment liquidity. The Lazard Retirement Emerging Markets Portfolio seeks securities of issuers whose potential is significantly enhanced by their relationship to the emerging markets country that the Investment Manager considers to be inexpensively priced relative to the return on total capital or equity.


[The following table represents a line graph in the printed report]


         COMPARISON OF $10,000 INVESTMENT IN LAZARD RETIREMENT EMERGING
MARKETS PORTFOLIO AND INTERNATIONAL FINANCE CORP. INVESTABLE TOTAL RETURN INDEX


                                  LREMP      IFCI
                                  -----      -----
                     11-4-97      10000      10000
                     Nov-97        9360       9525
                     Dec-97        9529       9648






8


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LAZARD RETIREMENT SERIES, INC.

PERFORMANCE TABLE
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                                                    CUMULATIVE
                                                   TOTAL RETURNS
                                                        FOR
                                                    PERIOD ENDED
                                                 DECEMBER 31, 1997*
                                                 -------------------
Lazard Retirement Small Cap Portfolio                 (1.44%)
Russell 2000 Stock Index                               1.09%
Lazard Retirement Emerging Markets Portfolio          (4.71%)
IFC Investable Total Return Index                     (3.52%)


NOTES TO PERFORMANCE TABLE

 * Performance is measured from November 4, 1997 for Lazard Retirement Small Cap Portfolio and Lazard Retirement Emerging Markets Portfolio.


The performance for the relevant index is for the comparable period. Portfolio returns are net of fees and assume reinvestment of dividends and capital gain distributions, if any. Certain expenses of a Portfolio may have been reimbursed by the Investment Manager. Without such reimbursement of expenses the Portfolio's total return would have been lower. Since shares were only first offered in 1997, YTD and Since Inception Cumulative Total Returns are, by definition, identical during the period ended December 31, 1997.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of each Portfolio of Lazard Retirement Series, Inc. will fluctuate so that an investor's shares in a Portfolio, when redeemed, may be more or less than their original cost.


The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The Russell 2000 Stock Index is an index of common stocks and is a registered trademark of the Frank Russell Company. The IFC Investable Total Return Index is an index of emerging markets securities that represent 65% of market capital compiled by the International Finance Corporation.

This performance data is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


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LAZARD RETIREMENT SERIES, INC.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
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DESCRIPTION                              SHARES   VALUE
--------------------------------------- -------- ---------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
COMMON STOCKS--84.8%
AEROSPACE & DEFENSE--1.3%
 AAR Corp. ...........................     200    $ 7,750
                                                  -------
AUTO PARTS--3.2%
 Borg-Warner Automotive, Inc..........     200     10,400
 Tower Automotive, Inc. (a) ..........     200      8,412
                                                  -------
                                                   18,812
                                                  -------
BANKING--1.0%
 AMRESCO, Inc. (a) ...................     200      6,050
                                                  -------
CHEMICALS & PLASTICS--1.9%
 Ferro Corp. .........................     300      7,294
 Rock-Tenn Co. Class A ...............     200      4,100
                                                  -------
                                                   11,394
                                                  -------
COMMERCIAL SERVICES--0.9%
 Metromail Corp. (a) .................     300      5,363
                                                  -------
COMPUTERS & BUSINESS
  EQUIPMENT--3.2%
 Bell & Howell Co. (a) ...............     200      4,838
 Stratus Computer, Inc. (a) ..........     200      7,562
 Wang Laboratories, Inc. (a) .........     300      6,637
                                                  -------
                                                   19,037
                                                  -------
CONSTRUCTION MATERIALS--1.2%
 Martin Marietta Materials, Inc. .....     200      7,313
                                                  -------
CONTAINERS: PAPER &
  PLASTIC--1.4%
 First Brands Corp. ..................     300      8,081
                                                  -------
DRUGS & HEALTH CARE--7.7%
 Apria Healthcare Group, Inc.
  (a) ................................     300      4,031
 Integrated Health Services, Inc. ....     300      9,356
 Magellan Health Services, Inc.
  (a) ................................     400      8,600
 Perrigo Co. (a) .....................     500      6,688

 Sierra Health Services, Inc. (a) ....     200      6,725
 Sun Healthcare Group, Inc. (a) ......     200      3,875
 Sunrise Medical, Inc. (a) ...........     400      6,175
                                                  -------
                                                   45,450
                                                  -------
ELECTRICAL EQUIPMENT--2.0%
 Anixter International, Inc. (a) .....     400      6,600
 Belden, Inc.                              150      5,287
                                                  -------
                                                   11,887
                                                  -------
ELECTRONICS--1.2%
 International Rectifier Corp. (a) ...     600      7,088
                                                  -------
GAS EXPLORATION--1.0%
 Barrett Resources Corp. (a) .........     200      6,050
                                                  -------
HOMEBUILDERS--1.1%
 Kaufman & Broad Home Corp. ..........     300      6,731
                                                  -------
HOUSEHOLD APPLIANCES &
  HOME FURNISHINGS--3.3%
 Bassett Furniture Industries,
  Inc. ...............................     100      3,000
 Furniture Brands International,
  Inc. (a) ...........................     400      8,200
 Harman International
  Industries, Inc. ...................     200      8,487
                                                  -------
                                                   19,687
                                                  -------
INDUSTRIAL & MACHINER--7.8%
 Albany International Corp.
  Class A ...........................      300      6,900
 Briggs & Stratton Corp. ............      100      4,856
 Roper Industries, Inc. .............      300      8,475
 Scotsman Industries, Inc. ..........      100      2,444
 Stewart & Stevenson Services,
  Inc. .. ...........................      300      7,650
 United Dominion Industries,
  Ltd. ..............................      300      7,594
                                                  -------
 Watts Industries, Inc. Class A .....      300      8,493
                                                  -------
                                                   46,412
                                                  -------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
10


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LAZARD RETIREMENT SERIES, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
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DESCRIPTION                          SHARES   VALUE
------------------------------------ -------- ---------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
(CONTINUED)
INSURANCE--6.3%
 American Bankers Insurance
  Group, Inc. ......................   200     $ 9,187
 Amerin Corp. (a) ..................   200       5,600
 E.W. Blanch Holdings, Inc. ........   200       6,888
 Horace Mann Educators Corp. .......   200       5,688
 NAC Re Corp. ......................   200       9,762
                                               -------
                                                37,125
                                               -------
INVESTMENT COMPANIES--1.0%
 CMAC Investment Corp. .............   100       6,038
                                               -------
LEISURE TIME--2.0%
 Polaris Industries, Inc. ..........   200       6,112
 Regal Cinemas, Inc. (a) ...........   200       5,575
                                               -------
                                                11,687
                                               -------
MACHINERY--1.6%
 JLG Industries, Inc. ..............   200       2,825
 McDermott International, Inc. .....   100       3,663
 Regal-Beloit Corp. ................   100       2,956
                                               -------
                                                 9,444
                                               -------
MANUFACTURING--1.9%
 Mark IV Industries, Inc. ..........   500      10,938
                                               -------
MEDICAL SUPPLIES--1.3%
 The West Company, Inc. ............   250       7,438
                                               -------
OIL & GAS--2.5%
 Devon Energy Corp. ................   150       5,775
 Helmerich & Payne, Inc. ...........    50       3,394
 Vintage Petroleum, Inc. ...........   300       5,700
                                               -------
                                                14,869
                                               -------
PAPER PRODUCTS--1.6%
 Gibson Greetings, Inc. (a) ........   150       3,281
 Wausau-Mosinee Paper Corp. ........   300       6,038
                                               -------
                                                 9,319
                                               -------
PRINTING--1.3%
 Bowne & Company, Inc. .............   200     $ 7,975
                                               -------
PUBLISHING--1.4%
 Banta Corp. .......................   300       8,100
                                               -------
REAL ESTATE--2.6%
 Chateau Properties, Inc. ..........   200       6,300
 Glenborough Realty Trust, Inc. ....   300       8,887
                                               -------
                                                15,187
                                               -------
RESTAURANTS, LODGING &
  ENTERTAINMENT--1.0%
 Ryan's Family Steak Houses,
  Inc. (a) .........................   700       5,994
                                               -------
RETAIL--1.4%
 Ann Taylor Stores Corp. (a) .......   400       5,350
 The Wet Seal Inc., Class A (a) ....   100       2,950
                                               -------
                                                 8,300
                                               -------
RETAIL TRADE--1.9%
 Footstar, Inc. (a) ................   300       8,062
 Global DirectMail Corp. (a) .......   200       3,463
                                               -------
                                                11,525
                                               -------
SAVINGS & LOAN--1.7%
 Long Island Bancorp, Inc. .........   200       9,925
                                               -------
SERVICES--1.4%
 Pittston Brink's Group ............   200       8,050
                                               -------
STEEL--2.0%
 Lukens, Inc. ......................   200       5,713
 Reliance Steel & Aluminum
  Co. ..............................   200       5,950
                                               -------
                                                11,663
                                               -------
TECHNOLOGY--0.8%
 VLSI Technology, Inc. (a) .........   200       4,725
                                               -------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              11


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LAZARD RETIREMENT SERIES, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------



DESCRIPTION                         SHARES    VALUE
----------------------------------- -------- ---------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
(CONTINUED)
TELECOMMUNICATIONS--2.1%
 NTL, Inc. (a) ....................    300    $  8,362
 Vanguard Cellular Systems,
  Inc. (a) ........................    300       3,825
                                              --------
                                                12,187
                                              --------
TELECOMMUNICATIONS
  EQUIPMENT--3.8%
 Allen Group, Inc. ................    400       7,375
 Dynatech Corp. (a) ...............    200       9,375
 Oak Industries, Inc. (a) .........    200       5,937
                                              --------
                                                22,687
                                              --------
TEXTILES, SHOES AND
  APPAREL--1.2%
 Mohawk Industries, Inc. (a) ......    150       3,291
 Oakley, Inc. (a) .................    400       3,625
                                              --------
                                                 6,916
                                              --------
TOBACCO--0.6%
 Swisher International Group,
  Inc. (a) ........................    200       3,400
TRANSPORTATION-2.1%
 Circle International Group, Inc. .    200       4,587
 Pittston Burlington Group ........    300       7,875
                                              --------
                                                12,462
                                              --------
TRUCKING & FREIGHT
  FORWARDING--1.5%
 Rollins Truck Leasing Co. ........    500       8,938
                                              --------
UTILITIES--1.6%
 Calpine Corp. (a) ................    400       5,950
 Sierra Pacific Resources .........    100       3,750
                                              --------
                                                 9,700
                                              --------

                                     PRINCIPAL
                                      AMOUNT
                                      (000)
                                     ---------
 TOTAL COMMON STOCKS
  (Identified cost $510,901) ......            501,697
                                              --------
REPURCHASE AGREEMENT--14.9%
 State Street Bank and Trust
  Company, 5.65%, 01/02/98
  (Dated 12/31/97, collateral-
  ized by $90,000 United States
  Treasury Notes, 6.25%,
  07/31/98, with a value of
  $92,648) (Identified cost
  $88,000) ........................  $  88      88,000
                                              --------
 TOTAL INVESTMENTS
  (Identified cost $598,901) (d) ..   99.7%   $589,697
 CASH AND OTHER ASSETS IN
  EXCESS OF LIABILITIES ...........    0.3       1,777
                                   -------    --------
 NET ASSETS .......................  100.0%   $591,474
                                   =======    ========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
12

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------



DESCRIPTION                              SHARES    VALUE
--------------------------------------- --------- ----------
  (000)
LAZARD RETIREMENT EMERGING MARKETS
PORTFOLIO*
COMMON STOCKS--77.8%
ARGENTINA--4.0%
 Quilmes Industrial Quinsasa
  (b) .................................    1,900   $ 26,006
 YPF Sociedad Anonima, Class
  D (b) ...............................      900     30,769
                                                   --------
 TOTAL ARGENTINA ......................              56,775
                                                   --------
BRAZIL--12.7%
 Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar (c) ..........................    1,400     27,125
 Companhia Cerveja RIA
  Brahma (b) ..........................    2,100     29,794
 Companhia Energetica de
  Minas (b) ...........................      750     33,000
 Companhia Paranaense de
  Energia-Copel (b) ...................    2,400     32,850
 Telecomunicacoes Brasileiras
  SA (b) ..............................      500     58,219
                                                   --------
 TOTAL BRAZIL .........................             180,988
                                                   --------
CANADA--0.9%
 Bell Canada International, Inc.
  (a), (b) ............................      800     12,200
                                                   --------
CHILE--3.6%
 AFP Provida SA (b) ...................    1,400     23,888
 Banco BHIF (b) .......................    1,000     16,000
 Santa Isabel SA (b) ..................      700     12,250
                                                   --------
 TOTAL CHILE ..........................              52,138
                                                   --------
COLOMBIA--1.5%
 Banco Ganadero SA (b) ................      900     21,600
                                                   --------
CZECH REPUBLIC--0.8%
 Ceske Energeticke Zavody AS
  (a) .................................      350     11,090
                                                   --------
GREECE--2.4%
 Hellenic Telecommunication
  Organization SA .....................    1,700     34,831
                                                   --------
HONG KONG--6.3%
 Giordano International, Ltd. .........   48,000     16,570
 Guangshen Railway Company,
  Ltd. (a), (b) .......................    1,500     20,156
 Peregrine Investment Holdings,
  Ltd. ................................   14,000      9,937
 Shenzhen Expressway (a) ..............  112,000     21,680
 Yue Yuen Industrial Holdings .........   10,000     21,164
                                                   --------
 TOTAL HONG KONG ......................              89,507
                                                   --------
INDIA--3.8%
 Larsen & Toubro, Ltd. (c), (e) .......    2,300     24,725
 State Bank of India (a), (c), (e) ....    1,600     29,120
                                                   --------
 TOTAL INDIA ..........................              53,845
                                                   --------
INDONESIA--4.0%
 Asia Pulp & Paper Co., Ltd. (a)
  (b) .................................    2,300     23,144
 PT Astra International, Inc. .........   13,000      3,368
 PT Indah Kiat Pulp & Paper
  Corp. ...............................   15,000      2,659
 PT Indofoods Sukses Makmur ...........   15,500      5,073
 PT Kalbe Farma .......................   26,500      4,698
 PT Semen Gresik ......................   31,000     18,177
                                                   --------
 TOTAL INDONESIA ......................              57,119
                                                   --------
ISRAEL--3.6%
 ECI Telecom, Ltd. (b) ................      900     22,950
 Supersol, Ltd. (b) ...................    2,000     28,125
                                                   --------
 TOTAL ISRAEL .........................              51,075
                                                   --------
KOREA--3.1%
 SK Telecom, Ltd. (b) .................    6,798     44,187
                                                   --------
MALAYSIA--1.0%
 Jaya Tiasa Holdings Berhad ...........    8,000     14,706
                                                   --------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              13

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------



DESCRIPTION                        SHARES      VALUE
---------------------------------- -------- -----------

LAZARD RETIREMENT EMERGING MARKETS
PORTFOLIO* (CONTINUED)
MEXICO--9.4%
 Cemex SA de CV ...................  5,000   $   22,644
 Fomento Economico Mexicano
  SA de CV, Series B ..............  3,000       23,976
 Grupo Financiero Banamex
  Accival SA de CV (a) ............ 12,000       35,909
 Panamerican Beverages, Inc.,
  Class A (b) .....................    900       29,362
 Pepsi-Gemex SA de CV (c) .........  1,600       23,100
                                             ----------
 TOTAL MEXICO .....................             134,991
                                             ----------
PERU--3.7%
 Cerveceria Backus & Johnson
  SA .............................. 25,100       23,028
 Telefonica del Peru SA (b) .......  1,300       30,306
                                             ----------
 TOTAL PERU .......................              53,334
                                             ----------
PHILIPPINES--0.7%
 Fil-Estate Land, Inc. ............ 73,500        2,141
 Philippine National Bank (a) .....  3,700        8,131
                                             ----------
 TOTAL PHILIPPINES ................              10,272
                                             ----------
POLAND--1.8%
 Bank Handlowy W. Warszawie
  (a), (c), (e) ...................  1,900       25,175
                                             ----------
PORTUGAL--3.6%
 Banco Totta & Acores SA ..........  1,400       27,490
 Portugal Telecom SA (b) ..........    500       23,500
                                             ----------
 TOTAL PORTUGAL ...................              50,990
                                             ----------
SOUTH AFRICA--6.0%
 Amalgamated Banks of South
  Africa, Ltd. ....................  4,700       27,042
 Barlow, Ltd. .....................  2,900       24,611
 JD Group, Ltd. ...................  3,900       23,841
 Rembrandt Group, Ltd. ............  1,400       10,213
                                             ----------
 TOTAL SOUTH AFRICA ...............              85,707
                                             ----------
SOUTH KOREA--0.5%
 Samsung Electronics, Co. (c),
  (e) .............................    500        7,875
                                             ----------
THAILAND--1.1%
 Bangkok Expressway Public
  Company, Ltd. (a) ............... 23,000       11,942
 Industrial Finance Corporation
  of Thailand ..................... 20,100        3,089
                                             ----------
 TOTAL THAILAND ...................              15,031
                                             ----------
VENEZUELA--3.3%
 Compania Anonima Nacional
  Telefonos de Venezuela (b) ......    700       29,137
 Mavesa SA (b) ....................  2,900       18,488
                                             ----------
 TOTAL VENEZUELA ..................              47,625
                                             ----------
 TOTAL COMMON STOCKS
  (Identified cost $1,194,811) ....           1,111,061
                                             ----------
PREFERRED STOCKS--3.1%
BRAZIL--3.1%
 Banco Bradesco SA (b)
  (Identified cost $36,563) .......  4,500       44,955
                                             ----------

                                   PRINCIPAL
                                     AMOUNT
                                     (000)
                                   ---------

REPURCHASE AGREEMENT--20.4%
 State Street Bank and Trust
  Company, 5.65%, 01/02/98
  (Dated 12/31/97, collateral-
  ized by $290,000 United
  States Treasury Notes, 6.25%,
  07/31/98, with a value of
  $298,533) (Identified cost
  $291,000) .....................   $  291       291,000
                                                 -------
 TOTAL INVESTMENTS
  (Identified cost $1,522,374)
  (d) .. ........................    101.3%   $1,447,016
 LIABILITIES IN EXCESS OF CASH
  AND OTHER ASSETS .............     ( 1.3)      (18,001)
                                  --------    ----------
 NET ASSETS .....................    100.0%   $1,429,015
                                  ========    ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
14

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------


LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO* (CONTINUED)


* Percentages of common stocks and preferred stocks are presented in the portfolio by country.

     Percentages by industry are as follows:


 Automotive 0.2%, Auto Parts 1.8%, Banks & Financial Services 16.0%, Biotechnology 11.4%, Building Materials 3.9%, Conglomerates 2.4%, Electronics 0.5%, Energy 2.3%, Food & Beverages 4.5%, Household Appliances & Home Furnishings 1.7%, Investment Bank/Broker 0.7%, Machinery 1.7%, Medical Supplies 0.3%, Oil & Gas 2.1%, Paper Products 1.8%, Real Estate 0.2%, Retail 3.1%, Shoes 1.5%, Telecommunications 17.9%, Transportation 3.8%, Utilities 3.1%.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              15

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.


NOTES TO PORTFOLIOS OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

(a) Non-income producing security.
(b) American Depositary Receipts.
(c) Global Depositary Receipts.
(d) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:



                                                  AGGREGATE        AGGREGATE
                                                    GROSS            GROSS             NET
                                  AGGREGATE       UNREALIZED       UNREALIZED       UNREALIZED
PORTFOLIO                           COST         APPRECIATION     DEPRECIATION     DEPRECIATION
-------------------------------   ------------   --------------   --------------   -------------
  Retirement Small Cap             $  598,901       $18,974          $ 28,178       $  (9,204)
  Retirement Emerging Markets       1,522,374        39,919           115,277         (75,358)


(e) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $86,895 or 6.1% of net assets for the Lazard Retirement Emerging Markets Portfolio.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
16

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------



                                                                                    LAZARD
                                                                     LAZARD        RETIREMENT
                                                                   RETIREMENT      EMERGING
                                                                    SMALL CAP       MARKETS
                                                                    PORTFOLIO      PORTFOLIO
                                                                   ------------   --------------
ASSETS
Investments in securities, at value (cost $510,901 and
 $1,231,374, respectively)  ....................................    $501,697       $1,156,016
Repurchase Agreements, at value   ..............................      88,000          291,000
Cash   .........................................................         754              567
Foreign currency (cost $0 and $12,623, respectively)............           -           12,509
Dividends and interest receivable ..............................         305            2,259
Due from Manager   .............................................      23,028           21,926
Deferred organizational expenses  ..............................      15,975           15,975
                                                                    --------       ----------
Total assets ...................................................     629,759        1,500,252
                                                                    --------       ----------
LIABILITIES
Payable for investments purchased ..............................           -           31,526
Directors' fees payable  .......................................         503              503
Accrued expenses and other payables  ...........................      37,782           39,208
                                                                    --------       ----------
Total liabilities  .............................................      38,285           71,237
                                                                    --------       ----------
Net assets   ...................................................     591,474        1,429,015
                                                                    ========       ==========
NET ASSETS
Paid in capital ................................................     600,408        1,504,381
Undistributed (distributions in excess of) Investment income-
 net   .........................................................         270              (68)
Unrealized appreciation (depreciation) on:
 Investments-net   .............................................      (9,204)         (75,358)
 Foreign currency- net   .......................................           -               60
                                                                    --------       ----------
Net assets   ...................................................    $591,474       $1,429,015
                                                                    ========       ==========
Shares of capital stock outstanding* ...........................      60,099          150,628
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE  ......    $   9.84       $     9.49



* $0.001 par value, 500,000,000 shares authorized for the Portfolios in total.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              17

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------



                                                                                      LAZARD
                                                                      LAZARD         RETIREMENT
                                                                     RETIREMENT      EMERGING
                                                                     SMALL CAP        MARKETS
                                                                    PORTFOLIO**     PORTFOLIO**
                                                                    -------------   ------------
INVESTMENT INCOME
INCOME:
 Interest  ......................................................    $   1,518       $   4,353
 Dividends ......................................................          497           3,927
                                                                     ---------       ---------
Total investment income*  .......................................        2,015           8,280
                                                                     ---------       ---------
EXPENSES:
 Management fees ................................................          684           2,199
 Administration fees   ..........................................        6,268           6,294
 Distribution fees  .............................................          228             550
 Custodian fees  ................................................        8,045           9,230
 Professional services ..........................................       26,425          26,425
 Shareholders' services   .......................................        3,420           3,420
 Directors' fees and expenses   .................................          503             503
 Shareholders' reports ..........................................        1,710           1,710
 Amortization of organizational expenses ........................          540             540
 Other  .........................................................           86              88
                                                                     ---------       ---------
Total expenses before fees waived and expenses reimbursed  ......       47,909          50,959
 Management fees waived and expenses reimbursed   ...............      (40,227)        (40,640)
 Administration fees waived  ....................................       (6,250)         (6,250)
 Expense Reductions .............................................          (65)           (110)
                                                                     ---------       ---------
Expenses- net ...................................................        1,367           3,959
                                                                     ---------       ---------
INVESTMENT INCOME-NET  ..........................................          648           4,321
                                                                     ---------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY-NET
 Realized loss on Foreign currency-net   ........................            -             (68)
 Net unrealized appreciation (depreciation) on:   ...............
  Investments- net  .............................................       (9,204)        (75,358)
  Foreign currency- net   .......................................            -              60
                                                                     ---------       ---------
Realized and unrealized loss on investments and foreign
 currency- net   ................................................       (9,204)        (75,366)
                                                                     ---------       ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............    $  (8,556)      $ (71,045)
                                                                     =========       =========
*Net of foreign withholding taxes of: ...........................    $       3       $      51
                                                                     =========       =========


** Portfolio commenced operations on November 4, 1997.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
18

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------



                                                                                         LAZARD
                                                                        LAZARD         RETIREMENT
                                                                      RETIREMENT        EMERGING
                                                                      SMALL CAP         MARKETS
                                                                      PORTFOLIO        PORTFOLIO
                                                                     --------------   -------------
                                                                     PERIOD ENDED     PERIOD ENDED
                                                                     DECEMBER 31,     DECEMBER 31,
                                                                        1997**           1997**
                                                                     --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income- net ..........................................     $    648        $    4,321
 Realized loss on foreign currency- net   ........................            -               (68)
 Unrealized depreciation- net ....................................       (9,204)          (75,298)
                                                                       --------        ----------
Net decrease in net assets resulting from operations  ............       (8,556)          (71,045)
                                                                       --------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income- net  ....................................         (648)           (4,321)
 In excess of investment income- net   ...........................         (283)             (874)
 From capital  ...................................................            -              (582)
                                                                       --------        ----------
Net decrease in net assets resulting from distributions  .........         (931)           (5,777)
                                                                       --------        ----------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales   .......................................      600,030         1,500,060
 Net proceeds from reinvestment of distributions   ...............          931             5,777
                                                                       --------        ----------
Net increase in net assets from capital stock transactions  ......      600,961         1,505,837
                                                                       --------        ----------
Total increase in net assets  ....................................      591,474         1,429,015
Net assets at beginning of period   ..............................            -                 -
                                                                       --------        ----------
Net assets at end of period*  ....................................     $591,474        $1,429,015
                                                                       ========        ==========
SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of period   .....................            -                 -
 Shares sold   ...................................................       60,003           150,006
 Shares issued to shareholders from reinvestment of
  distributions  ................................................            96               622
                                                                       --------        ----------
 Net increase  ...................................................       60,099           150,628
                                                                       --------        ----------
 Shares outstanding at end of period   ...........................       60,099           150,628
                                                                       ========        ==========
*Includes undistributed (distributions in excess of) investment
 Income- net   ...................................................     $    270        $      (68)
                                                                       ========        ==========


** Portfolio commenced operations on November 4, 1997.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              19

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------



                                                             INCOME (LOSS) FROM INVESTMENT             LESS DISTRIBUTIONS FROM
                                                                      OPERATIONS:                         AND IN EXCESS OF:
                                                    -----------------------------------------------   --------------------------
                                                                    REALIZED AND
                                NET ASSET VALUE     INVESTMENT       UNREALIZED        TOTAL FROM
                                   BEGINNING         INCOME-           LOSS ON         INVESTMENT     INVESTMENT
           PERIOD                  OF PERIOD           NET         INVESTMENTS-NET     OPERATIONS     INCOME-NET     CAPITAL
-----------------------------   -----------------   ------------   -----------------   ------------   ------------   -----------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
 Period from
 11/4/97* to 12/31/97  ......   $10.00              $0.020         $(0.164)            $(0.144)       $(0.016)       $0.000
------------------------------  ------              ------         -------             -------        -------        ------
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
 Period from
 11/4/97* to 12/31/97  ......    10.00               0.038         ( 0.509)            ( 0.471)       ( 0.035)       (0.004)
------------------------------  ------              ------         -------             -------        -------        ------



See Notes to Financial Highlights on page 22.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
20

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



                                         RATIOS TO AVERAGE
                                             NET ASSETS
                              ----------------------------------------
                                                                                                      NET ASSETS,
 NET ASSET                                                               PORTFOLIO      AVERAGE         END OF
VALUE, END       TOTAL                                   INVESTMENT       TURNOVER     COMMISSION       PERIOD
 OF PERIOD     RETURN\^\^      EXPENSES-NET\^           INCOME-NET\^       RATE          RATE**         (000'S)
------------   ------------   -----------------------   --------------   -----------   ------------   ------------
$9.84            (1.4)%           1.50%(a),(b)             0.71%           0.00%       $0.0471           $  591
-----             ----            ----                      ----           ----        -------           ------


 9.49          (4.7)              1.80(a),(b)               1.96           0.00         0.0080            1,429
-----          ----               ----                      ----           ----        -------           ------



                                   See Notes to Financial Highlights on page 22.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              21

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


 * Commencement of operations.



** The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions on which commissions are charged.



+  Annualized for periods of less than one year.


++ Total return represents aggregate total return for the period indicated.


(a) If the Investment Manager and Administrator had not waived certain fees and reimbursed certain expenses and the Portfolios had not paid fees indirectly, the ratio of expenses to average net assets (and net investment income per share) would have been 52.55% annualized ($-1.417) for Retirement Small Cap Portfolio and 23.17% annualized ($-0.376) for Retirement Emerging Markets Portfolio.


(b) Includes expense reductions. Excluding expense reductions, the ratio of expenses to average net assets would have been 1.57% annualized for Retirement Small Cap Portfolio and 1.85% annualized for Retirement Emerging Markets Portfolio.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION
Lazard Retirement Series, Inc. (the "Fund") was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no-load, open-end management investment company. The Fund is comprised of nine portfolios (each referred to as a "Portfolio"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Currently, only two portfolios, each of which is "non-diversified" as defined in the Act, are being offered, Lazard Retirement Small Cap Portfolio ("Small Cap Portfolio") and Lazard Retirement Emerging Markets Portfolio ("Emerging Markets Portfolio"). Small Cap Portfolio and Emerging Markets Portfolio commenced operations on November 4, 1997. The other seven portfolios have issued 20,001 shares at $10 per share, but had not commenced operations at December 31, 1997. The seven portfolios are as follows: Lazard Retirement Bantam Value Portfolio, Lazard Retirement Equity Portfolio, Lazard Retirement Global Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement International Fixed-Income Portfolio, Lazard Retirement International Small Cap Portfolio and Lazard Retirement Strategic Yield Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(A) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), other U.S. exchanges or NASDAQ are based on the last quoted sales prices on the principal exchange on which the security is traded as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed for which current over-the-counter market quotations or bids are readily available are valued at the last quoted bid price, or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last quoted sales price; securities not traded on the valuation date are valued at the closing bid price. Bonds and other fixed-income securities are valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities, or using brokers' quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. Options on stocks and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m. Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors. The securities of any of the Portfolios may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.



(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(C) FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. Assets and liabilities stated in foreign currency are translated at the exchange rate at the end of the period. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued on the Portfolio's books and the U.S. dollar equivalent amounts actually received. Net unrealized foreign exchange gains (losses) arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchanges rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Emerging Markets Portfolio ( the "Eligible Portfolio" ) may enter into forward foreign currency contracts for risk management. Risk management includes hedging strategies which serve to reduce an Eligible Portfolio's exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which is purchased or sold. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.


The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by a quotation service. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Eligible Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statements of Operations.

(D) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 1997, the Emerging Markets Portfolio has elected to defer $68 of net capital and currency losses arising between November 4, 1997 and December 31, 1997.


(E) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare and pay dividends annually from net investment income on shares of Small Cap Portfolio and Emerging Markets Portfolio. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts annually to shareholders; however, to avoid taxation, a second distribution may be required. Income dividends and capital gains distributions are determined in accordance with federal

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book and tax differences relating to shareholder distributions will result in reclassifications and may affect the allocation between investment income-net, realized gains-net and paid in capital.


As a result of these book-tax differences, the Portfolios made the following reclassifications to the capital accounts for the period ended December 31, 1997:





                                INCREASE (DECREASE)
                   ----------------------------------------------
                                     UNDISTRIBUTED   ACCUMULATED
                                      INVESTMENT      REALIZED
PORTFOLIO          PAID IN CAPITAL    INCOME-NET      GAIN-NET
------------------ ----------------- --------------- ------------
Small Cap              $   (553)         $  553            -
Emerging Markets         (1,456)          1,388          $68



(F) ORGANIZATIONAL EXPENSES--Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations of each Portfolio. In the event that any of the initial shares of any of the Portfolios during such period are redeemed, the appropriate Portfolio will be reimbursed by such holder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption. During the formation of the Fund, the Fund intended to allocate organizational expenses among the Portfolios in proportion to the amounts received for the initial shares issued. Subsequently, the Fund determined to allocate the expenses among the Portfolios pro rata.


(G) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated primarily on the basis of relative net assets.


(H) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses and reflect the amount of such credits as a reduction in total expenses.

(I) STRUCTURED INVESTMENTS--Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(J) DELAYED DELIVERY COMMITMENTS--Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash is maintained in an amount at least equal to these commitments.

(K) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into investment management agreements (the "Management Agreements") with Lazard Asset Management (the "Manager"), a division of Lazard Freres

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


& Co. LLC, on behalf of each Portfolio. Pursuant to the Management Agreements, the Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each of the Portfolios pays the Manager an investment management fee, at the annual rate set forth below, as a percentage of the average daily net assets of the relevant Portfolio:
Small Cap Portfolio, 0.75% and Emerging Markets Portfolio, 1.00%. The investment management fees are accrued daily and payable monthly.

The Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:





                      ANNUAL
                     OPERATING
PORTFOLIO            EXPENSES
------------------   ----------
Small Cap              1.50%
Emerging Markets       1.80



For the period ended December 31, 1997, the Manager did not impose all or part of its management fee amounting to $684 for Small Cap Portfolio and $2,199 for Emerging Markets Portfolio. For the same period, the Manager has agreed to reimburse expenses amounting to $39,543 for Small Cap and $38,441 for Emerging Markets Portfolio.


Effective June 20, 1997, the Fund has engaged State Street Bank and Trust Company ("State Street") to provide certain administrative services. Each Portfolio will bear the cost of such expenses at the annual rate of $37,500 and 0.02% of average assets up to $1 billion plus 0.01% of average assets over $1 billion. State Street has agreed to waive the $37,500 fee for the Small Cap and Emerging Markets Portfolios for one year or until each Portfolio reaches net assets of $50 million.

The Fund has a distribution agreement with Lazard Freres & Co. LLC ( the "Distributor" ). As the distributor, Lazard Freres & Co. LLC acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of shares.


The Distributor provides each Portfolio with distribution services pursuant to a separate Distribution Plan ( the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Distributor is entitled to distribution fees from each Portfolio. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. Each Portfolio will pay a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of each Portfolio for such services under the 12b-1 plan adopted by the Fund. The distribution fee may be retained by the Distributor if a shareholder invests directly through the Distributor. Usually the fees are paid to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute the Fund to the public.


Certain Directors of the Fund are Managing Directors of the Manager. The Fund pays each director who is not an officer of the Manager or an interested Director its allocable share of a fixed fee of $20,000 per year, plus $1,000 per meeting attended for the Fund and The Lazard Funds, Inc., a related party, and reimburses them for travel and out of pocket expenses.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities), for the period ended December 31, 1997 were as follows:




PORTFOLIO            PURCHASES      SALES
------------------   ------------   ------
Small Cap             $  510,932      -
Emerging Markets       1,231,374      -

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The Board of Directors and Shareholders
Lazard Retirement Series, Inc.



We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Lazard Retirement Series, Inc. (comprised of Lazard Retirement Small Cap Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 1997 and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from commencement of operations (November 4, 1997) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 1997, the results of their operations, changes in their net assets and the financial highlights for the period from commencement of operations (November 4, 1997) to December 31, 1997 in conformity with generally accepted accounting principles.




                                                      ANCHIN, BLOCK & ANCHIN LLP



New York, New York
January 31, 1998

LAZARD RETIREMENT SERIES, INC.

30 Rockefeller Plaza
New York, New York 10112


TELEPHONE
(800) 823-6300


INVESTMENT MANAGER
Lazard Asset Management
30 Rockefeller Plaza
New York, New York 10112
Telephone: (212) 632-6400


DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171
Telephone: 1-800-986-3455


INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018


LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

     LAZARD
     RETIREMENT SERIES
          30 Rockefeller Plaza
          58th Floor
          New York, New York 10112
          Telephone (800) 823-6300






















                 This report is for the information of the stockholders of Lazard Retirement Series, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.